Before you invest, you may want to review the fund’s prospectus, which contains more information about the fund and its risks. You can find the fund’s prospectus and other information about the fund, including the statement of additional information and most recent reports to shareholders, online at
www.jhfunds.com/Forms/Prospectuses.aspx. You can also get this information at no cost by calling 1-888-972-8696 or by sending an e-mail request to
info@jhfunds.com. The fund’s prospectus and statement of additional information both dated March 1, 2010, and most recent report to shareholders, dated October 31, 2009, are all incorporated by reference into this Summary Prospectus.

CLASS I: JHIIX

Investment objective
To seek long-term capital appreciation.

Fees and expenses
This table describes the fees and expenses you may pay if you buy and hold shares of the fund.

Shareholder fees are those fees paid directly from your investment.
Annual fund operating expenses are those expenses that you pay each year as a percentage of the value of your investment.

Shareholder fees	Class I
None

Annual fund operating expenses (%)	Class I
Management fee	0.90
Other expenses[1]	0.33
Total annual fund operating expenses	1.23

1 “Other expenses” shown exclude certain one time fees incurred in the prior fiscal year. Had these fees been included, “Other expenses” would have been 0.52%.

Expense example
This example is intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds. Please see below a hypothetical example showing the expenses of a $10,000 investment at the end of the various time frames indicated. The example assumes a 5%
average annual return. The example assumes fund expenses will not change over the periods. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

Expenses ($)	Class I
1 Year	125
3 Years	390
5 Years	676
10 Years	1,489

Portfolio turnover
The fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the fund’s performance. During its most recent fiscal year, the fund’s portfolio turnover rate was 127% of the average value of its portfolio.

Principal investment strategies
Under normal market conditions, the fund invests at least 80% of its net assets (plus any borrowing for investment purposes) in equity securities of small-capitalization companies. The fund considers small-capitalization companies to be those companies in the capitalization range of the Russell

A DOMESTIC EQUITY FUND

2000 Index, which was $13.3 million to $5.0 billion as of December 31, 2009. Equity securities include common and preferred stocks and their equivalents.

In managing the fund, the subadviser emphasizes a value-oriented “bottom-up” approach to individual stock selection. With the aid of proprietary financial models, the subadviser looks for companies that are selling at what appear to be substantial discounts to their long-term intrinsic values. These companies often have identifiable catalysts for growth, such as new products, business reorganizations or mergers.

The subadviser uses fundamental financial analysis of individual companies to identify those with substantial cash flows, reliable revenue streams, strong competitive positions and strong management. The fund may attempt to take advantage of short-term market volatility by investing in companies involved in managing corporate restructuring or pending acquisitions.

The fund may invest up to 35% of its total assets in foreign securities. The fund may invest up to 20% of its total assets in bonds of any maturity rated as low as CC by S&P or Ca by Moody’s and their unrated equivalents (bonds rated BB and below by S&P or Ba and below by Moody’s are considered junk bonds). The fund may make limited use of certain derivatives (investments whose value is based on securities, indexes or currencies).

Principal risks

An investment in the fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. The fund’s shares will go up and down in price, meaning that you could lose money by investing in the fund. Many factors influence a mutual fund’s performance.

Instability in the financial markets has led the United States government to take a number of unprecedented actions designed to support certain financial institutions and segments of the financial markets that have experienced extreme volatility and, in some cases, a lack of liquidity. Federal, state and other governments, and their regulatory agencies or self-regulatory organizations, may take actions that affect the regulation of the instruments in which the fund invests, or the issuers of such instruments, in ways that are unforeseeable. Legislation or regulation may also change the way in which the fund itself is regulated. Such legislation or regulation could limit or preclude the fund’s ability to achieve its goal.

Governments or their agencies may also acquire distressed assets from financial institutions and acquire ownership interests in those institutions. The implications of government ownership and disposition of these assets are unclear, and such a program may have positive or negative effects on the liquidity, valuation and performance of the fund’s portfolio holdings. Furthermore, volatile financial markets can expose the fund to greater market and liquidity risk and potential difficulty in valuing portfolio instruments held by the fund.

The fund’s main risk factors are listed below in alphabetical order. Before investing, be sure to read the additional descriptions of these risks beginning on page 5 of the prospectus.

Active management risk The subadviser’s investment strategy may fail to produce the intended result.

Equity securities risk The value of a company’s equity securities is subject to changes in the company’s financial condition, and overall market and economic conditions. The securities of value companies are subject to the risk that the companies may not overcome the adverse business developments or other factors causing their securities to be underpriced or that the market may never come to recognize their fundamental value. Equity securities may include common, preferred and convertible preferred stocks and securities, the values of which are tied to the price of stocks, such as rights, warrants and convertible debt securities.

Fixed-income securities risk Fixed-income securities are affected by changes in interest rates and credit quality. A rise in interest rates typically causes bond prices to fall. The longer the average maturity of the bonds held by the fund, the more sensitive the fund is likely to be to interest-rate changes. There is the possibility that the issuer of the security will not repay all or a portion of the principal borrowed and will not make all interest payments. Lower-rated fixed-income securities and high-yield securities involve a higher degree of risk than fixed-income securities in higher-rated categories.

Foreign securities risk As compared to U.S. companies, there may be less publicly available information relating to foreign companies. Foreign securities may be subject to foreign taxes. The value of foreign securities is subject to currency fluctuations and adverse political and economic developments.

Hedging, derivatives and other strategic transactions risk Hedging and other strategic transactions may increase the volatility of a fund and, if the transaction is not successful, could result in a significant loss to a fund. In addition, the use of derivative instruments (such as options, futures and swaps) could produce disproportionate gains or losses, more than the principal amount invested. Investing in derivative instruments involves risks different from, or possibly greater than, the risks associated with investing directly in securities and other traditional investments and, in a down market, could become harder to value or sell at a fair price.

High portfolio turnover risk Actively trading securities can increase transaction costs (thus lowering performance) and taxable distributions.

Medium and smaller company risk The prices of medium and small company stocks can change more frequently and dramatically than those of large company stocks. The market capitalization of a company is based on its market capitalization at the time the fund purchases the company’s securities. Market capitalizations of companies change over time.

Past performance

Calendar year total returns Calendar year total returns are shown only for Class I shares and would be different for other share classes. The following performance information shown provides some indication of the risks of investing in the fund. Fund returns vary from year to year and may indicate the fund’s level of volatility; however, as always, past performance (before and after taxes) does not indicate future results. All figures assume dividend reinvestment. Performance for the fund is updated daily, monthly and quarterly and may be obtained at our Web site: www.jhfunds.com/InstitutionalPerformance or by calling Signature Services at 1-888-972-8696 between 8:00 A.M. and 7:00 P.M., Eastern Time, on most business days.

Average annual total returns Performance of a broad-based market index is included for comparison.

After-tax returns These are shown only for Class I shares and would be different for other classes. They reflect the highest individual federal marginal income tax rates in effect as of the date provided and do not reflect any state or local taxes. Your actual after-tax returns may be different.
After-tax returns are not relevant to shares held in an IRA, 401(k) or other tax-advantaged investment plan.

Calendar year total returns — Class I (%)

Total return The fund’s total return for the year ended December 31, 2009 was 68.70%.
Best quarter: Q2 ’09, 25.44%
Worst quarter: Q4 ’08, 36.70%

Average annual total returns (%)	1 Year	Inception
as of 12-31-09		2-28-05
Class I before tax	68.70	3.51
After tax on distributions	68.22	2.27
After tax on distributions, with sale	44.62	2.30
Russell 2000 Index	27.17	1.07

Investment management
Investment adviser John Hancock Advisers, LLC
Subadviser MFC Global Investment Management (U.S.), LLC

Portfolio management
Roger C. Hamilton	Timothy M. Malloy
Senior vice president	Senior vice president
Joined fund team in 2008	Managed fund since inception in 2005

Purchase and sale of fund shares
The minimum initial investment requirement for Class I shares of the fund is $250,000. There are no subsequent investment requirements. You may redeem shares of the fund on any business day through our Web site: www.jhfunds.com; by mail: Mutual Fund Operations, John Hancock Signature
Services, Inc., P.O. Box 55913, Boston, Massachusetts 02205-5913; or by telephone: 1-888-972-8696.

Taxes
The fund typically declares and pays income dividends and capital gains, if any, at least annually. The fund’s distributions are taxable, and will be taxed as ordinary income and/or capital gains, unless you are investing through a tax-deferred arrangement, such as a 401(k) plan or individual retirement account. Withdrawals from such tax-deferred arrangements may be subject to tax.

Payments to broker-dealers and other financial intermediaries
Shares of the fund are primarily sold through financial intermediaries, such as brokers, banks, registered investment advisers, financial planners and retirement plan administrators. The fund’s related companies may pay intermediaries for the sale of fund shares and related services. These payments may influence the financial intermediary to recommend the fund over another investment. Ask your sales person or visit your financial intermediary’s
Web site for more information.

2010 John Hancock Funds, LLC	64ISP 3-1-10 (as revised 10-15-10)	SEC file number: 811-00560